# ACCUSTEM

Building Better Oncology Tools



# DISCLAIMER

This presentation contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements. The forward-looking statements in this presentation are only predictions. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. In some cases, you can identify these forward-looking statements by terms such as "anticipate," "believe," "continue," "could," "depends," "estimate," "expects," "intend," "may," "ongoing," "plan," "potential," "predict," "project," "should," "will," "would" or the negative of those terms or other similar expressions, although not all forward-looking statements contain those words. We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short-term and long-term business operations and objectives and financial needs.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward- looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

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**Our mission at AccuStem is to provide proprietary diagnostic tools that interrogate novel biological pathways and address unanswered clinical questions across a spectrum of tumor types**

**As the only known company evaluating tumor "stemness," our initial focus will be the commercialization of StemPrintER in early stage breast cancer**

**Our data suggest StemPrintER may direct the surgical approach for women with breast cancer[1]**

- Identifying the ideal type of surgery addresses an unmet clinical need that could improve outcomes and reduce healthcare costs

1. Data on file

## ACCUSTEM ROADMAP TO COMMERCIALIZATION

**Our focus will be the commercialization of a proprietary genomic test for patients with breast cancer representing an estimated market opportunity greater than $1.3B annually**

| ASSET | TARGET CANCER MARKET | ANALYTICAL VALIDATION | CLINICAL VALIDATION | CLINICAL UTILITY | CMS COVERAGE |
|---|---|---|---|---|---|
| StemPrintER | Early Stage **Breast Cancer** | | | | *may meet minimum threshold |
| StemPrintER | Early Stage **Lung Cancer** | | | | |
| | Localized **Prostate Cancer** | | | | |

# ACCUSTEM AT A GLANCE

## BREAST CANCER PROGRAM

- In-licensed StemPrintER assay from Istituto Europeo di Oncologia (IEO)
- US and EU patents approved
- Our assay has been validated in prospective cohorts
- Preparing for submission of data for new indication to SABCS
- Planning to address unanswered clinical questions with our assay
- Will expand offering to include commodity testing

## STEMNESS PROGRAM

- Planning to build on current research of stemness across different tumor types
- Pursuing signal seeking in lung and prostate cancers
- Clinical questions identified via work with lung and prostate KOLs
- StemPrintER evaluated in a Cancer Genome Atlas lung cancer cohort
- Where applicable, commodity testing will be offered along with StemPrintER

## EFFICIENT CORPORATE EXECUTION

- Proven leadership team with nearly 60 combined years of experience in the oncology diagnostics sector
- Opening research lab to focus on breast and stemness programs
- Planning to expand product offering to additional tumor types as resources permit
- Evaluating collaboration strategies with industry partners
- Forming SAB to support effective product development

# THE ROLE OF "STEMNESS" IN CANCER

European Journal of Cancer
Volume 46, Issue 7, May 2010, Pages 1198-1203

**Cancer stemness and metastasis: Therapeutic consequences and perspectives**

Joana Monteiro, Riccardo Fodde

Article | Open Access | Published: 27 October 2020

**Assessing the prognostic value of stemness-related genes in breast cancer patients**

Wen-Jie Wang, Han Wang, Meng-sen Wang, Yue-Qing Huang, Yu-Yuan Ma, Jie Qi, Jian-Ping Shi & Wei Li

### The cancer stem cell hypothesis is a fundamental concept in cancer biology

- Essentially, all tumors arise from precursor cells that are similar to stem cells; these cancer stem cells are highly adaptable and have the ability to grow indefinitely
- This hypothesis and tumor "stemness" have been widely studied across a multitude of tumor types

### "Stemness" indicates how much a tumor behaves like stem cells

- "High stemness" in tumors is considered a primary rationale for disease recurrence and/or lack of response to chemotherapy and radiation
- Surgery may be the only way to effectively kill cancer stem cells or "high stemness" tumors

**The Role of Cancer Stem Cells in Radiation Resistance**

Christoph Reinhold Arnold[1*], Julian Mangesius[1], Ira-Ida Skvortsova[1,2] and Ute Ganswindt[1]

**Novel and Alternative Targets Against Breast Cancer Stemness to Combat Chemoresistance**

Sangita Sridharan[1†], Cory M. Howard[1†], Augustus M. C. Tilley[1†], Boopathi Subramaniyan[1†], Amit K. Tiwari[2], Randall J. Ruch[1] and Dayanidhi Raman[1*]

*While the medical community recognizes the potential utility of measuring tumor "stemness," existing diagnostic approaches have not been able to accurately assess it in patients*

# VALIDATION OF STEMPRINTER IN BREAST CANCER


StemPrintER Stratification of IEO Clinical Cohort[1]
HR (High vs. Low)= 1.85 (95% CI: 1.25-2.74), p=0.002
Distant Recurrence Risk
40%
30%
20%
10%
0%
SPRS High
SPRS Low
0
2
4
6
8
10
12
14
16
18
Time from Surgery (years)
N= 574
N= 644

StemPrintER is highly prognostic for outcomes in early-stage breast cancer


StemPrintER Stratification of TransATAC Cohort[2]
HR (High vs. Low)= 4.27 (95% CI: 2.67-6.84), p<0.0001
Distant Recurrence Risk
30%
20%
10%
0%
SPRS High
SPRS Low
0
5
10
Follow-up Time (years)
N= 344
N= 432

StemPrintER outperformed the market leader- OncotypeDx- in the TransATAC cohort

1. Pece, et al. Ebiomedicine. 2019; 2. Pece, et al. Eur J Cancer. 2022

# CLINICAL DECISION MAKING IN BREAST CANCER


BIOPSY


SURGERY


THERAPY

**Clinical Questions**

What is the subtype of cancer?
Is patient a candidate for NAC?
How aggressive is the cancer?

Mastectomy vs. lumpectomy?
Sentinel node vs. full axillary dissection?

Adjuvant Chemotherapy?
Hormone Therapy?
Radiation Therapy?

**BREAST CANCER GENOMICS**

ACCUSTEM

ACCUSTEM

Myriad genetics | AGENDIA | EXACT SCIENCES | HOLOGIC | veracyte

# PATH TO COMMERCIALIZATION AND REIMBURSEMENT IN BREAST CANCER

**Q3/Q4 2023**
San Antonio Breast Cancer Symposium 2023 StemPrintER Abstract Submission/Acceptance

→

**Q4 2023**
Commercial Launch of StemPrintER in Select Influential Accounts

→

**Early 2024**
Medicare Coverage Application Submission for StemPrintER

→

**Late 2024/Early 2025**
Anticipated Medicare Coverage Approval for StemPrintER

**Commercialization of StemPrintER for patients with breast cancer in the US will create a new serviceable global market opportunity greater than $1.3B annually**

# BREAST CANCER GENOMICS INDUSTRY

| | AccuStem | Exact Sciences | Agendia | Hologic | Myriad Genetics | Veracyte |
|---|---|---|---|---|---|---|
| Product | StemPrintER | OncotypeDX | MammaPrint | Breast Cancer Index | Endopredict | Prosigna |
| Global Serviceable Market | 798,000 | 562,000 | 562,000 | 562,000 | 562,000 | 562,000 |
| Reimbursement (CMS) | N/A | $3873 | $3873 | $3873 | $3873 | $3873 |
| 2021 Revenue | N/A | $600M[1] | $60M | $37M | ~$16M[2] | ~$12M[3] |
| Market Cap | $16.44M | $12.27B | N/A (private) | $19.16B | $2.02B | $1.97B |
| Risk of Recurrence | Yes | Yes | Yes | Yes | Yes | Yes |
| Adjuvant Chemo | Yes | Yes | Yes | Yes | Yes | Yes |
| Surgery Type | Yes | No | No | No | No | No |

1. Estimated global serviceable market based on 2015 data; 2. Full precision medicine division revenue (many products, not just OncotypeDX); EndoPredict revenue was $4.1M for Q1 2021; Prosigna revenue was $3.1M for Q1 2021

# ACCUSTEM AT A GLANCE

## BREAST CANCER PROGRAM

- In-licensed StemPrintER assay from Istituto Europeo di Oncologia (IEO)
- US and EU patents approved
- Our assay has been validated in prospective cohorts
- Preparing for submission of data for new indication to SABCS
- Planning to address unanswered clinical questions with our assay
- Will expand offering to include commodity testing

## STEMNESS PROGRAM

- Planning to build on current research of stemness across different tumor types
- Pursuing signal seeking in lung and prostate cancers
- Clinical questions identified via work with lung and prostate KOLs
- StemPrintER evaluated in a Cancer Genome Atlas lung cancer cohort
- Where applicable, commodity testing will be offered along with StemPrintER

## EFFICIENT CORPORATE EXECUTION

- Proven leadership team with nearly 60 combined years of experience in the oncology diagnostics sector
- Opening research lab to focus on breast and stemness programs
- Planning to expand product offering to additional tumor types as resources permit
- Evaluating collaboration strategies with industry partners
- Forming SAB to support effective product development

# OPPORTUNITY IN LUNG CANCER

**2M+ new lung cancer diagnoses annually**

- No genomic tests to inform surgical approach, benefit of radiation

**StemPrintER may inform treatment planning in patients with early stage lung cancer**

- By evaluating the underlying "stem" biology of tumors, we believe our test will address unanswered clinical questions

| | AccuStem | Oncocyte |
|---|---|---|
| Product | StemPrintER | DetermaRx |
| Global Serviceable Market | 416,000 | 416,000 |
| Reimbursement (CMS) | N/A | $3150 |
| Risk of Recurrence | Yes | Yes |
| Surgery vs. Stereotactic Body Radiotherapy (SBRT) | Yes | No |

# OPPORTUNITY IN PROSTATE CANCER

**1.4M+ new prostate cancer diagnoses annually**

- No genomic tests to inform approach to definitive treatment (e.g., surgery, radiation, ablation)

**StemPrintER may inform treatment planning in patients with localized prostate cancer**

- By evaluating the underlying "stem" biology of tumors, we believe our test will address unanswered clinical questions

| | AccuStem | MDxHealth | Myriad Genetics | Veracyte |
|---|---|---|---|---|
| Product | StemPrintER | OncotypeDX | Prolaris | Decipher Prostate Biopsy |
| Global Serviceable Market | 427,000 | 54,000 | 1,570,000 | 314,000 |
| Reimbursement (CMS) | N/A | $4000 | $3400 | $3800 |
| Risk of Recurrence | Yes | Yes | Yes | Yes |
| Active Surveillance vs. Definitive Treatment | Yes | Yes | Yes | Yes |
| Type of Definitive Treatment | Yes | No | No | No |

# ACCUSTEM AT A GLANCE

## BREAST CANCER PROGRAM

- In-licensed StemPrintER assay from Istituto Europeo di Oncologia (IEO)
- US and EU patents approved
- Our assay has been validated in prospective cohorts
- Preparing for submission of data for new indication to SABCS
- Planning to address unanswered clinical questions with our assay
- Will expand offering to include commodity testing

## STEMNESS PROGRAM

- Planning to build on current research of stemness across different tumor types
- Pursuing signal seeking in lung and prostate cancers
- Clinical questions identified via work with lung and prostate KOLs
- StemPrintER evaluated in a Cancer Genome Atlas lung cancer cohort
- Where applicable, commodity testing will be offered along with StemPrintER

## EFFICIENT CORPORATE EXECUTION

- Proven leadership team with nearly 60 combined years of experience in the oncology diagnostics sector
- Opening research lab to focus on breast and stemness programs
- Planning to expand product offering to additional tumor types as resources permit
- Evaluating collaboration strategies with industry partners
- Forming SAB to support effective product development

# OUR LEADERSHIP TEAM AND APPROACH: A PROVEN TRACK RECORD

## WENDY BLOSSER, CEO

- ✓ 23 years of success building organizations in Oncology and Women's Health
- ✓ Led sales at Genzyme Genetics prior to $925M acquisition by Integrated Oncology (ticker: LH)
- ✓ Cytyc leadership prior to $6.2B Hologic acquisition

## Keeren Shah, CFO

- ✓ 20 years of experience in controllership, financial planning and analysis and IPO offerings
- ✓ Held variety of finance roles at Visa, Arthur Andersen, BBC Worldwide, Tiziana Life Sciences and Okyo Pharma

## JOE FLANAGAN, CBO

- ✓ 15 years of strategic expertise with successful product launches at early-stage diagnostic start ups
- ✓ Drove revenue growth at Biodesix, Agendia, Ambry and PTI by enhancing sales team clinical agility and logistical processes

1. Complete Market Analysis and Data Review
2. Define Product Pipeline and Long-Term Strategy
3. Develop Publication Strategy
4. Build "KOL" Network
5. Define Key Product Utility and Develop Core Messaging
6. Build Out Operations and Client Support
7. Develop Logistical Processes
8. Educate Sales and Launch Product(s)

ACCUSTEM HOLOGIC Integrated ONCOLOGY HELOMICS biodesix Ambry Genetics AGENDIA

- ✓ Management team with wide-ranging leadership experience across various functional areas, deep relationships with luminary US institutions and a track record of successful launch/relaunch strategies
- ✓ Only known company with novel diagnostic platform evaluating tumor "stemness" with potential utility across a broad spectrum of tumor types
- ✓ Strong foundation of evidence for StemPrintER in breast cancer, including outperformance of current market leader, supporting commercialization in $1.3B market
- ✓ Building body of evidence that we believe makes AccuStem a strong acquisition target for healthcare companies



# THANK YOU FOR YOUR CONSIDERATION

ACCUSTEM

Info@Accustem.com | Accustem.com